               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                       February 18, 2000
                       -----------------
                         Date of Report
               (Date of Earliest Event Reported)

                      WIDEBAND CORPORATION
                      --------------------
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                       0-28002                87-0363656
        ------                       -------                ----------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                        401 West Grand Avenue
                       Gallatin, Missouri 64640
                       ------------------------
               (Address of Principal Executive Offices)

                           (660) 663-3000
                           --------------
                   Registrant's Telephone Number

                       Vis Viva Corporation
                   124 South 600 East, Suite 100
                    Salt Lake City, Utah 84102
                    --------------------------
        (Former Name and Address of Principal Executive Offices)

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Item 1.   Changes in Control of Registrant.

          (a) On September 6, 1999, the Registrant and WideBand Corporation, a Missouri corporation ("WideBand"), executed an Agreement and Plan of Merger (the "Plan"), whereby the Registrant was to acquire 100% of the outstanding securities of WideBand.

          The source of the consideration used by the WideBand
Stockholders to acquire their respective interests in the Registrant was the exchange of all of the issued and outstanding securities of WideBand in accordance with the Plan.

          The basis of the "control" by the WideBand Stockholders is stock ownership.

          The Plan provided for:

         1. The acquisition of 100% of the outstanding securities of WideBand;

         2. The reverse split of all of the Registrant's issued and outstanding shares of common stock in the ratio of one share for seven;

         3. The issuance of 12,801,819 post-split "restricted securities" of the Registrant's common stock for the outstanding securities of WideBand;

         4. The Resignation of the directors and executive officers of the Registrant;

         5. The election of the directors and executive officers of WideBand as directors and executive officers of the Registrant;

         6. The amendment of the Registrant's Articles of Incorporation to change its name to "WideBand Corporation" and to increase the authorized common capital shares of the Registrant from 15,000,000 to 20,000,000 shares; and

         7. The issuance of 55,000 post-split "unregistered" and "restricted" shares of common stock of the Registrant to certain persons as finder's, agent's or consultant's shares for services rendered for or on behalf of the Registrant.

         Prior to the completion of the Plan, there were 1,375,000 pre-split outstanding shares of the Registrant's common stock. Following the issuance of the shares outlined above, there will be approximately 196,429 post-split outstanding securities of the Registrant.

         A copy of the Plan, including all material exhibits and related instruments, was filed as an exhibit to the Registrant's definitive information statement, which was filed with the Securities and Exchange Commission on January 26, 2000, and which is incorporated herein by reference. The foregoing summary is modified in its entirety by such reference. See Item 7.

         The holders of all of the issued and outstanding shares of common stock of WideBand voted to approve each of the above-referenced matters on February 7, 2000. The holders of 808,475 pre-split shares of the Registrant's common stock (representing 58.8% of the then-outstanding shares) voted to approve each of these matters on February 18, 2000.

         Articles of Merger merging WideBand into the Registrant were filed with the Nevada Secretary of State on February 28, 2000, and the Registrant's trading symbol on the OTC Bulletin Board was changed to "ZWBC," effective March 1, 2000.

         (b) The former principal stockholders of the Registrant and their percentages of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Jack R. Coombs, 609,975 shares (44.4%); and John Michael Coombs, 141,000 shares (10.3%).

          The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, taking into account the issuance of all shares under the Plan, including the 55,000 post-split shares to be issued for services as described in Item 1(a) above:
                                      Amount and Nature          Percent
                                        of Beneficial              of
     Name              Title              Ownership               Class
     ----              -----              ---------               -----

Roger E. Billings      President          10,390,044              79.6%

Donald N. Fenn         Vice President        599,818               4.6%

Maria Sanchez          Vice President          2,000                -1%

All directors and
officers as a
group (3 persons)                         10,991,862              84.2%


Item 2.   Acquisition or Disposition of Assets.

          (a)  See Item 1.

          The consideration exchanged under the Plan was negotiated at "arms length" and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of WideBand; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined that the consideration for the exchange was reasonable, under these circumstances.

          No director, executive officer or controlling person of the Registrant had any direct or indirect interest in WideBand prior to the completion of the Plan.

          (b) The Registrant intends to continue the business operations conducted and intended to be conducted by WideBand, and which are described below under the caption "Business."

                               Management

          Dr. Roger E. Billings, age 51, has been the president, CEO, Chairman of the Board and principal shareholder of WideBand from its inception in 1994 to the present. From 1984 through 1994, Dr. Billings served as president of the International Academy of Science (IAS) located in Blue Springs, Missouri. In 1987, Dr. Billings received a Doctor of Research Degree from the International Academy of Science. In 1976, he graduated from Brigham Young University located in Provo, Utah, with a Bachelor of Science degree in Chemistry, Physics, and Electrical-Mechanical-Chemical Engineering.

          Dr. Billings has had considerable experience in running and operating public companies. In 1973, he founded Billings Energy Research Corporation as a public company and acted as its Chairman of the Board, CEO and President. In 1977, he founded Billings Computer Corporation, a subsidiary of Billings Corp. In 1979, Dr. Billings, through Billings Corporation, founded another computer company called Cal Disk Corporation located in Anaheim, California, of which Dr. Billings also served as president.

          Donald N. Fenn is 56 years of age. He has served as a director and Vice-President of WideBand since its inception in 1994. Mr. Fenn directs operations, including manufacturing, raw materials procurement and management, field service, repair, and shipping/receiving. From 1990 to the present, Mr. Fenn has owned Insul Products, a chemical and milling business.

          From 1989 through 1995, Mr. Fenn owned and operated "Vittles," a small restaurant chain, which offered good food at fast food prices. At Vittles, he implemented cost accounting methods to keep track of inventory and cost of goods sold, thereby increasing profit margins. Mr. Fenn sold the chain to Arctic Circle in 1995 for $1.1 million.

          Dr. Maria Sanchez, age 38, has served as WideBand's Vice President of Research since 1994. Dr. Sanchez directs and coordinates activities concerned with research and development of concepts, ideas, specifications, and applications for WideBand's new products or services. Dr. Sanchez received her Doctor of Research Degree from the International Academy of Science in 1993. In 1984, she graduated first in her class, Summa Cum Laude, from the University of Missouri-Columbia with a Bachelor of Science Degree in Chemical Engineering.

                                Business

          WideBand is in the business of developing, manufacturing, licensing, and marketing computer networking products based on its patented WideBand technology. The developmental program has been broken down into three independent stages or phases.

          Phase 1 - WideBand II. The first phase constitutes the development of a high-performance networking technology in an attempt to leapfrog the current evolutionary development and deployment of Ethernet. It is WideBand's objective that its technology resolve difficulties in current Ethernet installations resulting from inadequate bandwidth and from data collisions.
A further objective is to provide a secondary delivery mechanism, which will greatly facilitate the distribution of multiple channels of high-performance video throughout the network.

          Though the products developed during Phase 1 utilize conventional Ethernet packet structures for compatibility, WideBand's higher data rate and other feature enhancements make the two technologies' hardware incompatible. It is not possible to plug a conventional Ethernet adapter into a WideBand Concentrator. Such an interface connection can only be accomplished via expensive equipment such as a WideBand Ethernet Router.

          It is intended that the technology developed during Phase 1 establish WideBand and its technology in a respected leadership role within the industry. For reasons that will become apparent during the discussion of Phase 2, the initial WideBand technology developed under Phase 1 is referred to as WideBand II. Products based on this technology have been developed by WideBand and have been shipping to customers for over two years. These products utilize three of the four pairs in a Category 5 cable to carry data at a combined bit rate of 1 Gb/s. Taking into consideration the overhead resulting from the 8B/10Bcoding scheme utilized, the useful throughput over the three pairs is 800 Megabits per second.

          In WideBand II this data rate has been partitioned into three separate segments corresponding to each of the twisted pairs in use. The first segment, which utilizes cable pair 1, is used to carry digital information from the user's computer to the network. Therefore, a user can upload data onto the network at a maximum data rate of 267 Megabit per second. This data rate exceeds the capacity of today's computers of transferring data through the PCI bus to the network under the control of conventional operating systems.

          Cable pairs 3 and 4 are utilized to download information from the network to the local computer. Cable pair 4 carries the conventional traffic from the user's local segment at a maximum useful data rate of an additional 267 Megabit per second. Since WideBand II can receive data while simultaneously transmitting data, the inbound and outbound channels have a combined simultaneous usable data rate of 534 Mb/s. Cable pair 3 in WideBand II is reserved for bringing WideCast data to the local workstation. WideCast data is typically streaming video, audio, or data from a connection to the Wide Area Networks such as the Internet. The feature of a second delivery channel is the reason WideBand is sometimes referred to as a "dual network". It is an important distinguishing feature between WideBand and all other networking technologies. The WideCast channel has an additional useful throughput of 267 Mb/s. With WideCast the user can download multiple channels of full-motion, high-quality video without adding any traffic burden to the Local Area Network.

          WideBand II products manufactured by WideBand include network adapters, which are circuit boards that plug into the user's computer enabling the computer to be connected to a WideBand network. They also include WideBand Concentrators, which are the equipment installed in the center of a network to which cables are connected running to all of the computers and servers on the segment. The Concentrators can be cascaded as many times as necessary thereby enabling users to build networks of vast numbers of attached workstations.

          Phase 2 - WideBand I.   During the year 2000, WideBand plans to
announce an entire new networking product line which will be referred to as WideBand I. The WideBand I products will provide an interface between the existing Ethernet world and the higher performance WideBand II products. This will be accomplished through the development of a new piece of equipment, the WideBand Accelerator. The Accelerator is similar to a WideBand Concentrator in that it utilizes Buffered Packet Synchronization to eliminate data collisions and thereby increase the performance of the Local Area Network. The Accelerator differs from the Concentrator, however, in that it is designed to allow users to directly connect conventional Ethernet adapters. The link channel on the Accelerator is designed to connect to a WideBand II network, providing users with a way of interfacing their existing equipment to WideBand without the significant front-end investment of buying all new network adapters and concentrators. This will provide an evolutionary process whereby users can upgrade their legacy equipment to WideBand one step at a time.

          One of the main drawbacks of Ethernet is that when a local segment becomes heavily loaded with traffic, it begins to experience data collisions. Data collisions waste bandwidth, causing the network load to increase and slowing down and hampering data transmissions. WideBand's patented method of eliminating data collisions on Local Area Networks is one of the greatest advantages of WideBand II technology. By applying this same method to Ethernet segments, much of the advantage of WideBand can be obtained without the necessity of removing all of the Ethernet adapters from each computer. The WideBand Accelerator can eliminate data collisions on Ethernet segments just by plugging in each Ethernet computer. This will greatly remove congestion in very heavily loaded Ethernet segments. Since the Accelerators also have a WideBand II backbone, data flowing between users in one section of the network with users in another section of the network will be significantly improved.

          Over the past five years, most of the Ethernet networking adapters marketed throughout the world have been combo adapters of the 10/100 variety. These adapters have the feature to be plugged either into an Ethernet network operating at the conventional 10 Mb/s or into a Fast Ethernet segment operating at 100 Mb/s. Furthermore, they have the additional capability of operating in full duplex mode, which means they can transmit at 100 Mb/s at the same time they are receiving at 100 Megabit per second.

          Unfortunately for the computer industry, while most users have installed the 10/100 adapters, only a small percentage are actually utilizing the higher data rates. Users purchased the 10/100 adapters preparing for future performance expansion, but the cost of the network hubs and switches operating at 100 Mb/s have been so prohibitive that most of these adapters are still operating at the 10s Megabit half duplex data rate.

          WideBand has identified the current market situation as a tremendous opportunity for implementing WideBand I technology. By definition, WideBand I is 100 Megabit per second Fast Ethernet operating full duplex (transmitting and receiving at the same time) without collisions. Users with the 10/100 Megabit cards installed, which are used to operating on busy Ethernet segments with data rates as low as 2.5 Mb/s, will be able to install the WideBand I Accelerator in their central wiring closets, plug the cables from their conventional Ethernet hub into the Accelerator, and see a jump in their data rate from 2.5 Mb/s up to 200 Mb/s, which is the full duplex data rate without collisions. WideBand I is Fast Ethernet operating at 200 Mb/s (full duplex mode) without collisions. When combined with a WideBand II backplane and a few WideBand II adapters installed in key servers, significant performance improvement is anticipated.

          While WideBand II Accelerators are compatible with existing Fast Ethernet adapters of all brands, WideBand Corporation plans during the year 2000 to launch a WideBand I networking adapter which will utilize 100 Megabit per second Ethernet signaling, but which will add the additional feature of flow control. This feature will keep computers from transmitting data onto the network when it is already filled to capacity with data transmissions from other users. It is the intention of WideBand to use this enhanced feature to promote the marketing of these adapters.

          Phase 3 - WideBand III. Work has already begun on a next generation WideBand, which is expected to increase the data rate to levels which will be required by future data processing equipment. WideBand III networking technology is just now in its early stages of development in the laboratories at WideBand. It is expected to appear in commercial products some time after November 2001. Detailed information concerning data rates and feature enhancements are still under development, and therefore not available at this time.

          It is anticipated that with the launch of WideBand III, a WideBand II Accelerator product will be developed which will utilize WideBand III as a backplane for higher speed transfers between groups of computers and workstations. It will, therefore, be possible to build up networks simultaneously utilizing components of WideBand I, WideBand II, and WideBand
III. Since the networking adapters for WideBand I include the conventional Ethernet adapters already in use today, this technological approach will extend the life of existing equipment for users while providing an incremental path towards obtaining the enhancements and benefits of the WideBand networking system.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          John Michael Coombs; Terry S. Pantelakis; and Angelo Vardakis, who were the pre-Plan directors and executive officers of the Registrant, resigned and designated the directors and executive officers of WideBand to serve in the capacities indicated in Item 2(b) above. Each of these persons will serve until the next respective annual meetings of the Company's stockholders and Board of Directors or until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      (a) Financial Statements of Business Acquired.

          Audited financial statements of WideBand were attached as Exhibit "C" to the Registrant's definitive information statement that was filed on January 26, 2000, and which is incorporated herein by reference.

      (b) Pro Forma Financial Information.

          Unaudited pro forma financial statements, prepared as though the Plan had been consummated on September 30, 2000, were attached as Exhibit "D" to the Registrant's definitive information statement that was filed on January 26, 2000, and which is incorporated herein by reference.

          Exhibits

          99        Definitive Information Statement, filed January 26, 2000*

                         Exhibit A-   Agreement and Plan of Merger and any
                                      amendments thereto

                         Exhibit B-   Audited Financial Statements of the
                                      Registrant for its fiscal year ended
                                      June 30, 1999, and unaudited stub for
                                      its first quarter ended September 30,
                                      1999

                         Exhibit C-   Audited Financial Statements of Wide
                                      Band for the nine-month period ended
                                      September 30, 1999, and for the twelve-
                                      month periods ended December 31, 1998,
                                      and December 31, 1997

                         Exhibit D-   Pro Forma Condensed, Combined Financial
                                      Statements of the Registrant and
                                      WideBand for the period ended September
                                      30, 1999

                         Exhibit E-   Summary of Dissenter's Rights Provisions
                                      under Nevada law

                         Exhibit F-   Form of Articles of Merger to be filed
                                      in both the States of Missouri and
                                      Nevada

                         Exhibit G-   Form of Articles of Amendment to the
                                      Articles of Incorporation of the
                                      Registrant


         * This document, with related exhibits, has previously been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          For accounting purposes, WideBand is considered the acquiring entity under the Plan. In connection therewith, WideBand changed its fiscal year from June 30 to September 30. Audited financial statements of WideBand for the nine months ended September 30, 1999, were filed as an exhibit to the Registrant's definitive information statement, which was filed with the Securities and Exchange Commission on January 26, 2000, and which is incorporated herein by reference. Accordingly, no transition report is required.

                                 SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WIDEBAND CORPORATION


Date: 2 March 2000         By: /s/ Roger E. Billings
     -------------            --------------------------------------
                              Dr. Roger E. Billings
                              President, CEO and Director